--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
--------------------------------------------------------------------------------

      FOR YIELD, PRICE, LAST TRANSACTION,
      AND CURRENT BALANCE, 24 HOURS,
      7 DAYS A WEEK, CALL:
      1-800-638-2587 toll free
      625-7676 Baltimore area

      FOR ASSISTANCE WITH YOUR EXISTING
      FUND ACCOUNT, CALL:
      Shareholder Service Center
      1-800-225-5132 toll free
      625-6500 Baltimore area

      T. ROWE PRICE
      100 East Pratt Street
      Baltimore, Maryland 21202

      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Foreign Bond Funds.

     [INVEST WITH CONFIDENCE(R) T.ROWE PRICE LOGO]
     FBF
             -------------------------------------------------------------------
                                           [T.ROWE PRICE LOGO]

                                           FOREIGN BOND FUNDS

                                           DECEMBER 31, 1995

--------------------------------------------------------------------------------
  Fellow Shareholders

The second half of 1995 saw a continuation of the trends of earlier last year. Slow economic growth and low inflation were the catalysts behind rising bond prices and falling yields. Forecasts for both economic growth and inflation were lowered in most regions during the last six months. Stability filtered back into the emerging markets, allowing them to participate fully in the international bond rally.
    Currency markets were more stable in the second half, although the dollar rallied on a trade-weighted basis. However, this relative stability masked Japanese yen volatility. Having risen 17% against the U.S. dollar in the first half, the yen fell 20% in the second half in response to concerted efforts to rekindle the Japanese economy. The Mexican peso was again weaker, but this time without adversely affecting other emerging markets.

MARKET ENVIRONMENT
A succession of weak economic data in many major markets provided the backdrop for interest rate cuts. Interest rate-sensitive areas such as automobile sales, consumer durables, and housing starts indicated sluggish activity. Unemployment remained relatively stable in the U.S. but rose in Europe and Japan.
    In contrast to the first half, European bonds outperformed their U.S. and Japanese counterparts in local currency and dollar terms over the last six months. A downward revision in German inflation in September further assisted the rally.
    Much of the discussion in Europe centered on the timetable for Economic Monetary Union (EMU). Whether or not the required number of countries qualify for EMU in 1999 is open to question. However, in order to participate, European countries will be forced to reduce high budget deficits and outstanding government debt.
    Implementing this fiscal tightening at a time of sluggish growth demands a loosening of monetary policy, that is, lower interest rates.

------------------------------------------------------
  Developed Markets Performance

                          6 Months Ended 12/31/95
                          ------------------------
                          In Local         In U.S.
                          Currency         Dollars
                          --------         -------
Australia                    8.66%          14.03%
--------------------------------------------------
France                       9.11            8.15
Germany                      8.72            5.13
--------------------------------------------------
Italy                       12.06           15.63
Japan                        1.05          -16.84
--------------------------------------------------
United Kingdom              10.28            7.63
United States                6.04            6.04

------------------------------------------------------
Source: J.P. Morgan

Investor perceptions that this shift was required propelled European bonds higher at the end of the year.
    Japanese bonds posted double-digit returns in the first half but struggled to stay positive in the second half. Low nominal yields were not a problem for investors as inflation was running near zero. However, there was a major change in government policy around midyear as Japan sought to extract its economy from a deflationary environment. In addition to more public spending, the Japanese government in conjunction with the U.S. pursued a weaker yen policy. These measures caused Japanese bonds to underperform. Japan was the only major market to provide a negative return in the final quarter.
    In the currency arena, the yen, the Australian dollar, and British pound were the only major currencies to weaken against the U.S. dollar. Other European currencies gained between 8% and 12% over the year, except for the Italian lira, which was up 2%. The best currency performance came from Swedish krona, up 12% for the year and 10% in the second half. Thus, the big currency story of the second half was yen weakness rather than dollar strength.

    Emerging markets benefited from the positive tone of international bonds in general. In the second half they were able to escape the negative influences of the first. While concerns over the outlook for real political reform affected volatility, the push toward western-style economies continued.
    Major beneficiaries were Poland, Argentina, and Brazil. The strong recovery of emerging markets and narrowing of their yield spreads with developed markets underlined this improvement. Collective emerging market performance ranked second to Sweden's in the second half and third with Spain for the entire year in U.S. dollar terms.

------------------------------------------------------
  Emerging Markets Performance

                                   6 Months Ended
                                    12/31/95 In
                                    U.S. Dollars
                                   --------------
Emerging Market Bond Index              16.77%
-------------------------------------------------
Brady Indexes (by issuer)*:
  Argentina                             23.44
-------------------------------------------------
  Brazil                                18.25
  Mexico                                10.69
-------------------------------------------------
  Poland                                 7.28
  Venezuela                             20.95

------------------------------------------------------
* Brady bonds are restructured debt obligations of many emerging market countries, denominated in U.S. dollars with extended maturities and lower interest rates, that enable these nations to repay loans while they implement economic reforms.

Source: J.P. Morgan

PORTFOLIO REVIEW

INTERNATIONAL BOND FUND
Your fund turned in a strong performance over the year as a whole, largely because of the continued appreciation of international bonds. Second half gains were respectable, even though the U.S. dollar was fairly stable while foreign currency appreciation helped boost earlier returns.
    Your fund outperformed its benchmark over the second half because of its under-

------------------------------------------------------
  Performance Comparison

                                Periods Ended
                                  12/31/95
                            6 Months    12 Months
                            --------    ---------
International Bond Fund        3.01%      20.30%
J.P. Morgan Non-U.S.
  Dollar Government Bond
  Index                        1.51       21.12

------------------------------------------------------

weighted allocation to Japanese bonds and currency. This underweighting hindered results to some extent during the first six months of 1995, when Japanese bonds returned 8% in dollar terms.
    Our preference for the better-performing markets of Europe and our overweighting there also helped returns. Extensive exposure to all European bond maturities benefited the fund as rates fell across the yield curve.
    Your fund's small holdings in emerging market debt aided performance in the second half as those markets rebounded from first quarter losses.


EDGAR DESCRIPTION: GEOGRAPHICAL PIE CHART SHOWING GERMANY 19%, FRANCE 14%, ITALY 11%, JAPAN 9%, DENMARK 7%, SPAIN 8%, OTHER AND RESERVES 32%.


GEOGRAPHICAL DIVERSIFICATION*

International Bond Fund based on
assets as of 12/31/95
Germany                                 19%
France                                  14%
Italy                                   11%
Japan                                    9%
Spain                                    8%
Denmark                                  7%
Other and Reserves                      32%

--------------------------------------
* Based on currency denomination of the fund's securities.
  Does not include the effects of forward currency contracts and exposure from hybrid instruments.

EMERGING MARKETS BOND FUND
Your fund turned in robust performance in absolute terms during the 6- and 12-month periods ended December 31, 1995, although it lagged the benchmark index in both periods for reasons explained below.

------------------------------------------------------
  Performance Comparison

                                Periods Ended
                                  12/31/95
                            6 Months    12 Months
                            --------    ---------
Emerging Markets Bond
  Fund                        14.39%      25.81%
J.P. Morgan Emerging
  Markets Bond Index          16.77       27.54

------------------------------------------------------

    The fund trailed the Latin American-dominated benchmark slightly in the final six months of the year because of its more diverse asset mix -- a mix that, ironically, was advantageous during the first six months. Latin American bonds, which outperformed other emerging market credits during the last six months, constitute 89% of the index versus only 70% of fund assets at year-end.
    In addition, we failed to participate fully in the strong year-end bond rally in Venezuela, where we were underweighted, and in Nigeria, where we had no position. We favored, instead, the markets of Eastern Europe, which do not struggle like Latin America beneath a heavy debt load.
    We continue to prefer a more diversified approach to investing than is represented by the benchmark. Therefore, beginning with our semiannual report at the end of June, we will measure fund performance against a more diverse index, the J.P. Morgan Emerging Markets Bond Index +, which was recently introduced.

OUTLOOK
The strong performance of international bonds in 1995 justified the optimistic view we expressed in our last annual report. Our outlook for the first six months of 1996 re-mains positive. Continued efforts to reduce government spending in Europe should be rewarded with lower interest rates, especially as European economies are still growing

EDGAR DESCRIPTION: GEOGRAPHICAL DIVERSIFICATION PIE CHART SHOWING ARGENTINA 23%, BRAZIL 20%, MEXICO 12%, POLAND 6%, ALBANIA 4%, VENEZUELA 4%, OTHER AND RESERVES 31%.


GEOGRAPHICAL DIVERSIFICATION*

Emerging Markets Bond Fund based on net
assets as of 12/31/95
Argentina                               23%
Brazil                                  20%
Mexico                                  12%
Poland                                   6%
Albania                                  4%
Venezuela                                4%
Other and Reserves                      31%

--------------------------------------
* Based on the issuing country of the fund's securities.


sluggishly. Real yields (bond yields less infla-tion) are still attractive in Europe and not stretched as they were in late 1993.
    However, we are nearing the end of this stage of the interest rate cycle, and the rallies in the U.S. and Japan may be cresting. Still, there is little reason to fear the kind of price reversal witnessed in the first part of 1994, since inflation is not a threat at present. Wage costs should remain under control for at least a while longer. One potential concern is the recent rise in commodity prices, but current levels of economic activity suggest that this should be only a short-term phenomenon.
    Last year's improvement in emerging debt markets could be enhanced as these nations continue to adopt tough economic measures. They appear well placed to outperform most developed markets again in 1996.
    Recent currency market stability may continue, with perhaps some further U.S. dollar strength if there is a positive outcome on budget deficit reduction.

                Respectfully submitted,

                /s/ PETER B. ASKEW
                ------------------
                Peter B. Askew

                Executive Vice President

January 19, 1996

--------------------------------------------------------------------------------
  Portfolio Highlights
  T. Rowe Price International Bond Fund / December 31, 1995

------------------------------------------------------
  Key Statistics

                                     Periods Ended
          Dividend Yield*              12/31/95
------------------------------------ -------------
 6 Months                                  6.40%
--------------------------------------------------
12 Months                                  6.28
Dividend Per Share
------------------------------------
 6 Months                                 $0.33
--------------------------------------------------
12 Months                                  0.62
Capital Gain
------------------------------------
--------------------------------------------------
12 Months                                 $0.12
Change in Price Per Share
------------------------------------
 6 Months (From $10.60 to $10.46)       $ -0.14
--------------------------------------------------
12 Months (From $9.34 to $10.46)           1.12
--------------------------------------------------
Total Net Assets                   $1,015.7 Million

------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Income return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

------------------------------------------------------
  Quality Diversification

                              Percent of Net Assets
   RPFI Quality Rating*    12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
      1                        38%       45%      48%
------------------------------------------------------
      2                        41        44       40
      3                        16         7        6
------------------------------------------------------
      4                      --        --          1
      5 and below               5         4        5
------------------------------------------------------
Weighted Average Quality      1.9       1.7      1.7
------------------------------------------------------

* On a scale of 1 to 10, with Grade 1 representing highest quality.

------------------------------------------------------
  Maturity Diversification

                              Percent of Net Assets
          Range            12/31/95  6/30/95  12/31/94
-------------------------- --------  -------  --------
Short-Term
  (0 to 1 year)                 5%       11%      21%
------------------------------------------------------
Short Intermediate-
  Term (1+ to 5 years)         41        23       15
Long Intermediate-
  Term (5+ to 10 years)        40        57       46
------------------------------------------------------
Long-Term
  (over 10 years)              14         9       18
------------------------------------------------------
Weighted Average
  Maturity (years)            7.8       8.0      7.7
------------------------------------------------------

--------------------------------------------------------------------------------
  Portfolio Highlights
  T. Rowe Price Emerging Markets Bond Fund / December 31, 1995

------------------------------------------------------
  Key Statistics

                                     Periods Ended
          Dividend Yield*              12/31/95
------------------------------------ -------------
 6 Months                                 10.24%
--------------------------------------------------
12 Months                                 10.56
Dividend Per Share
------------------------------------
 6 Months                               $  0.54
--------------------------------------------------
12 Months                                  1.02
Capital Gain
------------------------------------
--------------------------------------------------
12 Months                               $  0.72
Change in Price Per Share
------------------------------------
 6 Months (From $10.47 to $10.67)       $  0.20
--------------------------------------------------
12 Months (From $10.00 to $10.67)          0.67
--------------------------------------------------
Total Net Assets                     $10.0 Million

------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Income return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

------------------------------------------------------
  Maturity Diversification

                              Percent of Net Assets
            Range             12/31/95       6/30/95
----------------------------- --------       -------
Short-Term
  (0 to 1 Year)                   14%            38%
----------------------------------------------------
Short Intermediate-
  Term (1+ to 5 years)             3              3
Long Intermediate-
  Term (5+ to 10 years)           24             22
----------------------------------------------------
Long-Term
  (over 10 years)                 59             37
----------------------------------------------------
Weighted Average
  Maturity (years)              16.8           11.8
----------------------------------------------------

------------------------------------------------------
  Quality Diversification

                              Percent of Net Assets
    RPFI Quality Rating*      12/31/95       6/30/95
----------------------------- --------       -------
      1                           14%           22%
----------------------------------------------------
      2                            4            15
      3                           --             1
----------------------------------------------------
      4                            4            35
      5 and below                 78            27
----------------------------------------------------
Weighted Average Quality         4.6           4.0
----------------------------------------------------

* On a scale of 1 to 10, with Grade 1 representing highest quality.

Performance Comparison
as of 12/31/95



               T. Rowe Price               J.P. Morgan
              Emerging Markets           Emerging Markets
                 Bond Fund                  Bond Index
12/30/94        $  10,000                $   10,000
Dec-95             12,581                    12,754

Note: The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 12/31/95



               T. Rowe Price             J.P. Morgan Non-
               International          U.S. Dollar Government
                Bond Fund                  Bond Index
12/86           $  10,298                 $  10,248
12/87              13,136                    13,948
12/88              12,970                    14,197
12/89              12,556                    13,846
12/90              14,571                    16,012
12/91              17,157                    18,559
12/92              17,569                    18,854
12/93              21,083                    21,594
12/94              20,695                    22,659
12/95              24,896                    27,444

Note: The index return does not reflect expenses, which have been deducted from the fund's return.

------------------------------------------------------
  Average Annual Compound Total Return
International Bond Fund
Periods Ended December 31, 1995

                             Since Inception
  1 Year       5 Years           9/10/86
---------    -----------    ------------------
 20.30%        11.31%             10.30%

------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
------------------------------------------------------
  Average Annual Compound Total Return
Emerging Markets Bond Fund
Period Ended December 31, 1995

      Since Inception
         12/30/94
--------------------------
          25.81%


------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
  Investment Record
  T. Rowe Price International Bond Fund

The table below shows the investment record of one share of the T. Rowe Price International Bond Fund, purchased at the initial offering price of $10.00, for the period 9/10/86 through 12/31/95. Over this time, interest rates have been volatile. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the fund today.

--------------------------------------------------------------------------------
  Per Share Data

                                                                                NAV With
                                             Capital          NAV With        Dividends and
  Year        Net Asset      Income            Gain          Dividends        Capital Gains
  Ended         Value       Dividends     Distributions(2)   Reinvested        Reinvested
---------     ---------     ---------     --------------     ----------     -----------------
12/31/86(1)    $ 10.01        $0.28           --               $10.30            $ 10.30
---------
  1987           11.60         1.01           $ 0.05            13.14              13.14
  1988           10.25         0.91             0.26            12.67              12.97
---------
  1989            9.15         0.75           --                12.26              12.56
  1990            9.53         0.83             0.17            13.98              14.57
---------
  1991           10.35         0.77           --                16.46              17.16
  1992            9.61         0.83             0.15            16.60              17.57
---------
  1993           10.34         0.69             0.45            19.08              21.08
  1994            9.34         0.60             0.21            18.31              20.69
---------
  1995           10.46         0.62             0.12            21.78              24.90
---------
  Total                       $7.29           $ 1.41
---------

(1) From inception 9/10/86 to 12/31/86.

(2) Includes short-term capital gains of $0.05 in 1987; $0.19 in 1988; $0.17 in 1990; $0.15 in 1992; $0.42 in 1993; $0.21 in 1994; and $0.12 in 1995.

--------------------------------------------------------------------------------
  Portfolio of Investments+
  T. Rowe Price International Bond Fund / December 31, 1995

(values in thousands)

                                                    Value
                                                 --------
------------------------------------------------------
 AUSTRALIA -- 2.9%
GOVERNMENT BONDS
AUD      10,225,000   Commonwealth of Australia,
                        7.00%,
                        4/15/00................. $  7,420
         31,550,000   Commonwealth of Australia,
                        7.50%,
                        7/15/05.................   22,424
TOTAL AUSTRALIA                                    29,844

------------------------------------------------------
 BELGIUM -- 6.8%

GOVERNMENT BONDS
BEL   1,595,000,000   Obligation Lineaire,
                        7.75%, 12/22/00.........   59,323
        300,000,000   Obligation Lineaire,
                        6.50%, 3/31/05..........   10,066
TOTAL BELGIUM                                      69,389

------------------------------------------------------
 CANADA -- 4.8%

GOVERNMENT BONDS
CAD      38,500,000   Government of Canada,
                        7.75%, 9/1/99...........   29,484
         23,650,000   Government of Canada,
                        8.75%, 12/1/05..........   19,368
TOTAL CANADA                                       48,852

------------------------------------------------------
 CZECH REPUBLIC -- 0.9%

SHORT-TERM INVESTMENT
CZK     232,700,000   Internationale Nederlanden
                        Groep, Zero Coupon,
                        1/30/96.................    8,648

------------------------------------------------------
 DENMARK -- 7.4%

GOVERNMENT BONDS
DKK      48,000,000   Kingdom of Denmark, 9.00%,
                        11/15/98................    9,427
         77,500,000   Kingdom of Denmark, 9.00%,
                        11/15/00................   15,530
                                                    Value
                                                 --------
DKK     172,400,000   Kingdom of Denmark, 7.00%,
                        12/15/04................ $ 30,866
        100,000,000   Kingdom of Denmark, 8.00%,
                        3/15/06.................   18,988
TOTAL DENMARK                                      74,811

------------------------------------------------------
 FRANCE -- 13.5%

GOVERNMENT BONDS
FRF     337,500,000   Bons du Tresor Annuel,
                        7.00%, 10/12/00.........   72,060
         65,000,000   Obligation Assimilable du
                        Tresor, 7.75%,
                        4/12/00.................   14,234
        100,000,000   Obligation Assimilable du
                        Tresor, 7.50%,
                        4/25/05.................   21,646
         95,000,000   Obligation Assimilable du
                        Tresor, Zero Coupon,
                        10/25/05................   10,140
         81,000,000   Obligation Assimilable du
                        Tresor, 8.50%,
                        4/25/23.................   18,710
TOTAL FRANCE                                      136,790

------------------------------------------------------
 GERMANY -- 18.5%

GOVERNMENT BONDS
DEM      38,000,000   Bundesobligation,
                        6.25%, 1/4/24...........   24,714
         30,000,000   Province of Ontario,
                        6.25%, 1/13/04..........   20,907
         22,500,000   Treuhandanstalt,
                        7.00%, 11/25/99.........   17,023
         39,000,000   Treuhandanstalt,
                        6.875%, 6/11/03.........   28,903
         29,500,000   Treuhandanstalt,
                        7.50%, 9/9/04...........   22,592
                                                  114,139
CORPORATE BONDS
         23,000,000   LKB Baden-Wurttemberg,
                        6.50%, 9/15/08..........   15,970
         36,000,000   Norddeutsche LB Finance,
                        6.00%, 1/5/04...........   24,669
                                                   40,639

--------------------------------------------------------------------------------

                                                    Value
                                                 --------
SHORT-TERM INVESTMENT
DEM      47,029,391   Union Bank of Switzerland,
                        Fixed Deposit,
                        3.90 - 4.438%, 1/4/96... $ 32,785
TOTAL GERMANY                                     187,563

------------------------------------------------------
 IRELAND -- 2.5%

GOVERNMENT BONDS
IEP       4,000,000   Republic of Ireland,
                        6.25%, 4/1/99...........    6,351
         11,500,000   Republic of Ireland,
                        8.00%, 10/18/00.........   19,351
TOTAL IRELAND                                      25,702

------------------------------------------------------
 ITALY -- 11.5%

GOVERNMENT BONDS
ITL  35,250,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        12/1/97.................   21,954
     66,750,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        12/1/99.................   41,112
     64,500,000,000   Buoni del Tesoro
                        Poliennali, 9.188%,
                        4/1/00..................   40,980
     21,000,000,000   Buoni del Tesoro
                        Poliennali, 8.313%,
                        1/1/05..................   12,403
TOTAL ITALY                                       116,449

------------------------------------------------------
 JAPAN -- 8.9%

GOVERNMENT BONDS
JPY     700,000,000   Government of Japan,
                        5.50%, 3/20/02..........    7,887
      3,750,000,000   Government of Japan,
                        4.60%, 9/20/04..........   40,390
      1,000,000,000   International Bank for
                        Reconstruction &
                        Development, 4.75%,
                        12/20/04................   11,060
                                                   59,337
CORPORATE BOND
      2,870,000,000   Export Import Bank,
                        4.375%, 10/1/03.........   30,514
                                                    Value
                                                 --------
OPTION PURCHASED
JPY     300,000,000   *Government of Japan,
                        4.60%, 9/20/04,
                        European-Style Put
                        Option, expires 1/96.... $     24
TOTAL JAPAN                                        89,875

------------------------------------------------------
 NETHERLANDS -- 1.9%

GOVERNMENT BOND
NLG      26,600,000   Government of Netherlands,
                        8.25%, 9/15/07..........   19,258

------------------------------------------------------
 SOUTH AFRICA -- 0.5%

GOVERNMENT BOND
ZAR      20,480,000   Republic of South Africa,
                        12.00%, 2/28/05.........    4,991

------------------------------------------------------
 SPAIN -- 8.3%

GOVERNMENT BONDS
ESP   1,000,000,000   Bonos del Estado,
                        8.30%, 12/15/98.........    8,067
      5,660,000,000   Bonos del Estado,
                        12.25%, 3/25/00.........   51,253
        900,000,000   Bonos del Estado,
                        10.10%, 2/28/01.........    7,517
      1,600,000,000   Bonos del Estado,
                        10.90%, 8/30/03.........   14,037
        450,000,000   Bonos del Estado,
                        10.00%, 2/28/05.........    3,764
TOTAL SPAIN                                        84,638

------------------------------------------------------
 UNITED KINGDOM -- 6.6%

GOVERNMENT BONDS
GBP       4,000,000   City of Kobe, Japan,
                        9.50%, 10/20/04.........    6,871
          4,000,000   Republic of Austria,
                        9.00%, 7/22/04..........    6,710
         13,000,000   United Kingdom Treasury,
                        7.50%, 12/7/06..........   20,284
                                                   33,865

--------------------------------------------------------------------------------

                                                    Value
                                                 --------
CORPORATE BONDS
GBP      10,000,000   Abbey National,
                        8.00%, 4/2/03........... $ 15,799
         10,000,000   Guaranteed Export Finance
                        Corporation, 10.625%,
                        9/15/01.................   17,821
                                                   33,620
TOTAL UNITED KINGDOM                               67,485

------------------------------------------------------
 UNITED STATES -- 9.5%

GOVERNMENT BONDS
USD       4,750,000   Republic of Argentina,
                        FRB, 6.813%, 3/31/05....    3,390
          4,700,000   Republic of Argentina
                        Bocon Pro 2, FRN,
                        5.994%, 4/1/07..........    3,631
          1,713,000   Republic of Argentina Bote
                        10, FRN, 3.81%,
                        4/1/00..................    1,028
          5,000,000   Republic of Argentina Par,
                        FRN, 5.00%, 3/31/23.....    2,850
          6,101,946   Republic of Brazil (Class
                        C), 8.00%, 4/15/14......    3,501
          6,750,000   Republic of Brazil
                        Discount, FRN, 6.812%,
                        4/15/24.................    4,160
         10,925,000   Republic of Brazil IDU
                        Trust, FRN, 6.688%,
                        1/1/01..................    9,409
          2,500,000   Republic of Bulgaria IAB,
                        FRN, 6.75%, 7/28/11.....    1,162
          5,000,000   United Mexican States
                        (Class A), 6.25%,
                        12/31/19................    3,281
          2,000,000   United Mexican States
                        (Class B), 6.25%,
                        12/31/19................    1,313
          1,550,000   Republic of Panama, FRN,
                        6.75%, 5/10/02..........    1,326
          6,000,000   Government of Poland
                        Discount, FRN, 6.875%,
                        10/27/24................    4,537
                                                   39,588
HYBRID INSTRUMENTS
USD       8,800,000   Bank of Scotland Treasury
                        Services Singapore
                        Dollar Linked Note, Zero
                        Coupon, 5/3/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Singapore dollar........ $  8,557
          2,118,644   Bankers Trust Polish Zloty
                        Linked Note, Zero
                        Coupon, 4/18/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Polish zloty............    1,892
          4,053,482   Morgan Guaranty Trust
                        Polish Zloty Linked
                        Note, 23.52%, 1/12/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Polish zloty............    4,002
                                                   14,451
OPTION PURCHASED
         28,000,000   *U.S. Dollar Call/Japanese
                        Yen Put, expires 5/96...    4,337
SHORT-TERM INVESTMENTS
         10,000,000   Countrywide Funding,
                        Commercial Paper, 5.82%,
                        1/19/96.................    9,971
          5,000,000   Falcon Asset
                        Securitization,
                        Commercial Paper, 5.80%,
                        1/2/96..................    4,999
         10,000,000   First Union National Bank
                        (North Carolina),
                        Certificate of Deposit,
                        5.80%, 1/31/96..........   10,000
         10,000,000   Fleet Mortgage Group,
                        Commercial Paper, 5.95%,
                        1/5/96..................    9,993
          3,357,897   Investments in Commercial
                        Paper through a joint
                        account, 5.90 - 6.05%,
                        1/2/96..................    3,358
                                                   38,321
TOTAL UNITED STATES                                96,697
------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Value
                                                                                                      -------
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 104.5% OF NET ASSETS (COST $1,018,187)                           $ 1,060,992
---------------------------------------------------------------------------------------------------------------
FORWARD CURRENCY EXCHANGE CONTRACTS

                                                                                    Unrealized
    Counterparty        Settlement           Deliver               Receive          Gain (Loss)
--------------------    ----------     -------------------    ------------------    -----------
                                                    (in thousands)
UBS Philips & Drew         1/5/96      FRF          50,000    JPY      1,010,000    $     (420)
J.P. Morgan                1/5/96      USD          87,500    JPY      8,837,500        (1,820)
Citibank                   1/8/96      BEL         192,644    USD          6,486           (63)
J.P. Morgan                1/8/96      DEM           9,601    USD          6,684           (13)
Citibank                   1/8/96      FRF         106,644    USD         21,482          (300)
Chase Manhattan            1/8/96      USD          13,400    DEM         19,202            (7)
Citibank                  1/16/96      ESP         885,960    USD          7,157          (133)
Citibank                  1/16/96      ITL       7,674,637    USD          4,794           (27)
UBS Philips & Drew        1/16/96      ITL      15,000,000    USD          9,402           (19)
Chase Manhattan           1/22/96      BEL         200,000    GBP          4,456           112
Citibank                  1/24/96      ITL      45,756,752    JPY      2,888,155          (629)
Citibank                  1/30/96      DEM           7,919    USD          5,668           138
J.P. Morgan               1/31/96      ZAR          18,957    USD          5,100           (52)
J.P. Morgan                3/5/96      USD           8,007    JPY        800,000          (186)
                                                                                    -----------

Net unrealized gain (loss) on open forward currency exchange contracts..........                      (3,419)
OTHER ASSETS LESS LIABILITIES...................................................                     (41,907)
                                                                                                 -----------
NET ASSETS......................................................................                 $ 1,015,666
                                                                                                  ==========
NET ASSET VALUE PER SHARE.......................................................                      $10.46
                                                                                                      ======
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  T. Rowe Price Emerging Markets Bond Fund / December 31, 1995
(values in thousands)

                                                    Value
                                                 --------
------------------------------------------------------
 ALBANIA -- 4.1%
GOVERNMENT BOND
USD       2,500,000   Republic of Albania, Zero
                        Coupon, 8/31/25......... $    414

------------------------------------------------------
 ARGENTINA -- 22.7%

GOVERNMENT BONDS
            250,000   Province of Buenos Aires,
                        11.50%, 10/19/98........      258
            900,000   Republic of Argentina,
                        FRB, 6.813%, 3/31/05....      642
            200,000   Republic of Argentina
                        Bocon Pro 2, FRN,
                        5.994%, 4/1/07..........      155
            400,000   Republic of Argentina
                        Discount, FRN, 6.563%,
                        3/31/23.................      260
            200,000   Republic of Argentina
                        Global, 8.375%,
                        12/20/03................      170
          1,000,000   Republic of Argentina Par,
                        FRN, 5.00%, 3/31/23.....      570
                                                    2,055
CORPORATE BOND
            200,000   Telefonica de Argentina,
                        11.875%, 11/1/04........      209
TOTAL ARGENTINA                                     2,264

------------------------------------------------------
 BRAZIL -- 20.1%

GOVERNMENT BONDS
            955,087   Republic of Brazil (Class
                        C), 8.00%, 4/15/14......      548
            850,000   Republic of Brazil
                        Discount, FRN, 6.812%,
                        4/15/24.................      524
            500,000   Republic of Brazil EI,
                        FRN, 6.813%, 4/15/06....      344
            250,000   Republic of Brazil NMB,
                        FRN, 6.875%, 4/15/09....      155
            830,000   Republic of Brazil Par,
                        FRN, 4.25%, 4/15/24.....      441
TOTAL BRAZIL                                        2,012
                                                    Value
                                                 --------
------------------------------------------------------
 BULGARIA -- 3.2%
GOVERNMENT BONDS
USD         300,000   Republic of Bulgaria
                        Discount 'A' Bonds, FRN,
                        6.75%, 7/28/24.......... $    161
            350,000   Republic of Bulgaria IAB,
                        FRN, 6.75%, 7/28/11.....      163
TOTAL BULGARIA                                        324

------------------------------------------------------
 COLOMBIA -- 4.1%

GOVERNMENT BOND
            430,000   Republic of Colombia,
                        7.25%, 2/23/04..........      413

------------------------------------------------------
 CZECH REPUBLIC -- 1.5%

SHORT-TERM INVESTMENT
CZK       3,900,000   Internationale Nederlanden
                        Groep, Zero Coupon,
                        1/30/96.................      145

------------------------------------------------------
 ECUADOR -- 3.5%

GOVERNMENT BONDS
USD         500,000   Republic of Ecuador
                        Discount, FRN, 6.813%,
                        2/28/25.................      256
            250,000   Republic of Ecuador Par,
                        Step-Up, 3.00%,
                        2/28/25.................       91
TOTAL ECUADOR                                         347

------------------------------------------------------
 MEXICO -- 11.7%

GOVERNMENT BONDS
            750,000   United Mexican States
                        (Class A), 6.25%,
                        12/31/19................      492
            750,000   United Mexican States
                        (Class B), 6.25%,
                        12/31/19................      492
                                                      984
CORPORATE BOND
            200,000   Cemex, 9.50%, 9/20/01.....      185
TOTAL MEXICO                                        1,169

--------------------------------------------------------------------------------

                                                    Value
                                                 --------
------------------------------------------------------
 PANAMA -- 3.4%
GOVERNMENT BOND
USD         400,000   Republic of Panama, FRN,
                        6.75%, 5/10/02.......... $    342

------------------------------------------------------
 POLAND -- 6.3%

GOVERNMENT BOND
            550,000   Government of Poland
                        Discount, FRN, 6.875%,
                        10/27/24................      416
HYBRID INSTRUMENT
            212,342   Morgan Guaranty Trust
                        Polish Zloty Linked
                        Note, 23.52%, 1/12/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Polish zloty............      210
TOTAL POLAND                                          626

------------------------------------------------------
 SINGAPORE -- 1.0%

HYBRID INSTRUMENT
            100,000   Bank of Scotland Treasury
                        Services Singapore
                        Dollar Linked Note, Zero
                        Coupon, 5/3/96:
                        Principal repayment
                        value linked to the
                        performance of the
                        Singapore dollar........       97
                                                    Value
                                                 --------

------------------------------------------------------
 SOUTH AFRICA -- 3.6%

GOVERNMENT BOND
ZAR       1,470,000   Republic of South Africa,
                        12.00%, 2/28/05......... $    358

------------------------------------------------------
 VENEZUELA -- 4.3%

GOVERNMENT BONDS
USD         250,000   Republic of Venezuela DCB,
                        FRN, 6.563%, 12/18/07...      138
            500,000   Republic of Venezuela Par,
                        FRN, 6.688%, 3/31/20....      286
TOTAL VENEZUELA                                       424

------------------------------------------------------
 UNITED STATES -- 9.7%

CORPORATE BOND
            100,000   B.F. Saul REIT, 11.625%,
                        4/1/02..................      103
SHORT-TERM INVESTMENT
            870,168   Investments in Commercial
                        Paper through a joint
                        account, 5.90 - 6.05%,
                        1/2/96..................      870
TOTAL UNITED STATES                                   973
------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Value
                                                                                  -----------
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.2% OF NET ASSETS (COST $9,398)                $   9,908
---------------------------------------------------------------------------------------------
FORWARD CURRENCY EXCHANGE CONTRACTS

                                                                  Unrealized
Counterparty     Settlement        Deliver          Receive       Gain (Loss)
-------------    ----------     --------------    ------------    -----------
                                        (in thousands)
Citibank          1/30/96       DEM        133    USD       95    $        2
J.P. Morgan       1/31/96       ZAR      1,301    USD      350            (3)
                                                                  -----------

Net unrealized gain (loss) on open forward currency exchange
  contracts...................................................                             (1)
OTHER ASSETS LESS LIABILITIES.................................                             82
                                                                                  -----------
NET ASSETS....................................................                      $   9,989
                                                                                       ======
NET ASSET VALUE PER SHARE.....................................                         $10.67
                                                                                       ======
---------------------------------------------------------------------------------------------

    *   -   Non-income producing
    +   -   Listed by currency
            denomination
  AUD   -   Australian dollar
  BEL   -   Belgian franc
  CAD   -   Canadian dollar
  CZK   -   Czech koruna
  DEM   -   German deutschemark
  DKK   -   Danish krone
  ESP   -   Spanish peseta
  FRF   -   French franc
  GBP   -   British sterling
  IEP   -   Irish punt
  ITL   -   Italian lira
  JPY   -   Japanese yen
  NLG   -   Dutch guilder
  USD   -   U.S. dollar
  ZAR   -   South African rand
  DCB   -   Debt conversion bond
   EI   -   Eligible interest
  FRB   -   Floating rate bond
  FRN   -   Floating rate note
  IAB   -   Interest arrears bond
  IDU   -   Interest due bond
  NMB   -   New money bond
 REIT   -   Real estate investment trust

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Assets and Liabilities
T. Rowe Price Foreign Bond Funds / December 31, 1995
(in thousands)

                                                                                               Emerging
                                                                              International     Markets
                                                                                Bond Fund      Bond Fund
                                                                              -------------    ---------
ASSETS
Investments in securities, at value (cost $1,018,187 and $9,398)...........    $ 1,060,992      $ 9,908
Receivable for investment securities sold..................................         50,351           --
Interest receivable........................................................         26,148          226
Other assets...............................................................          3,381          159
                                                                              -------------    ---------
Total assets...............................................................      1,140,872       10,293
                                                                              -------------    ---------
LIABILITIES
Payable for investment securities purchased................................        117,766          197
Other liabilities..........................................................          7,440          107
                                                                              -------------    ---------
Total liabilities..........................................................        125,206          304
                                                                              -------------    ---------
NET ASSETS.................................................................    $ 1,015,666      $ 9,989
                                                                              =============    =========
NET ASSETS CONSIST OF:
Accumulated net investment income -- net of distributions..................    $     5,061      $    13
Accumulated realized gain/loss -- net of distributions.....................        (18,141)          (2)
Net unrealized gain (loss).................................................         40,635          509
Paid-in-capital applicable to 97,099,617 and 936,033 shares
  of $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized.......................        988,111        9,469
                                                                              -------------    ---------
NET ASSETS.................................................................    $ 1,015,666      $ 9,989
                                                                              -------------    ---------
NET ASSET VALUE PER SHARE..................................................         $10.46       $10.67

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Operations
T. Rowe Price Foreign Bond Funds / Year Ended December 31, 1995
(in thousands)

                                                                         International    Emerging Markets
                                                                           Bond Fund        Bond Fund++
                                                                         -------------    ----------------
INVESTMENT INCOME
Interest income.......................................................     $  63,043           $  680
                                                                         -------------        -------
Expenses
  Investment management...............................................         6,201               --
  Shareholder servicing...............................................         1,172               34
  Custody and accounting..............................................           482              120
  Prospectus and shareholder reports..................................           116                6
  Registration........................................................            81               11
  Legal and audit.....................................................            34               23
  Directors...........................................................            18                5
  Organization........................................................            --                7
  Miscellaneous.......................................................            21                3
  Reimbursed by Manager...............................................            --             (135)
                                                                         -------------        -------
  Total expenses......................................................         8,125               74
                                                                         -------------        -------
Net investment income.................................................        54,918              606
                                                                         -------------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities..........................................................        45,523              614
  Futures.............................................................           570               --
  Options.............................................................           857               --
  Foreign currency transactions.......................................        (4,364)              (1)
                                                                         -------------        -------
  Net realized gain (loss)............................................        42,586              613
                                                                         -------------        -------
Change in net unrealized gain or loss on:
  Securities..........................................................        57,672              510
  Options.............................................................         4,202               --
  Other assets and liabilities denominated in foreign currencies......        (3,277)              (1)
                                                                         -------------        -------
  Change in net unrealized gain or loss...............................        58,597              509
                                                                         -------------        -------
Net realized and unrealized gain (loss)...............................       101,183            1,122
                                                                         -------------        -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....................     $ 156,101           $1,728
                                                                         =============    ===========

--------------------------------------------------------------------------------
++ From commencement of operations on December 30, 1994.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Changes in Net Assets
T. Rowe Price Foreign Bond Funds
(in thousands)

                                                                                          Emerging Markets
                                                         International Bond Fund             Bond Fund
                                                         Year Ended December 31,                From
                                                     --------------------------------   December 30, 1994++
                                                          1995              1994        to December 31, 1995
                                                     --------------    --------------   --------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income...........................     $   54,918        $   45,552           $    606
  Net realized gain (loss)........................         42,586           (35,246)               613
  Change in net unrealized gain or loss...........         58,597           (24,542)               509
                                                     --------------    --------------         --------
  Increase (decrease) in net assets from
    operations....................................        156,101           (14,236)             1,728
                                                     --------------    --------------         --------
Distributions to shareholders
  Net investment income...........................        (54,919)          (45,550)              (598)
  Net realized gain...............................        (11,472)          (16,210)              (617)
                                                     --------------    --------------         --------
  Decrease in net assets from distributions.......        (66,391)          (61,760)            (1,215)
                                                     --------------    --------------         --------
Capital share transactions*
  Shares sold.....................................        392,525           376,286             16,608
  Distributions reinvested........................         57,578            52,742                983
  Shares redeemed.................................       (262,250)         (360,173)            (8,115)
                                                     --------------    --------------         --------
  Increase (decrease) in net assets from capital
    share transactions............................        187,853            68,855              9,476
                                                     --------------    --------------         --------
Increase (decrease) in net assets.................        277,563            (7,141)             9,989
NET ASSETS
Beginning of period...............................        738,103           745,244                 --
                                                     --------------    --------------         --------
End of period.....................................     $1,015,666        $  738,103           $  9,989
                                                     ==============    ==============   ==============
------------------------------------------------------------------------------------------------------------
* Share information
   Shares sold....................................         38,100            37,991              1,620
   Distributions reinvested.......................          5,565             5,463                 93
   Shares redeemed................................        (25,582)          (36,546)              (777)
                                                     --------------    --------------         --------
  Increase (decrease) in shares outstanding.......         18,083             6,908                936
                                                     ==============    ==============   ==============

--------------------------------------------------------------------------------
++ Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
T. Rowe Price Foreign Bond Funds / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The International Bond Fund and the Emerging Markets Bond Fund, nondiversified, open-end management investment companies, are two of the portfolios established by the Corporation.

A) Valuation - Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Purchased options are valued at the latest bid price.
    For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - ORGANIZATION
The Emerging Markets Bond Fund was organized on November 2, 1994, and had no operations prior to December 30, 1994, other than those related to organizational matters.

NOTE 3 - INVESTMENT TRANSACTIONS
Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At December 31, 1995, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Each fund also held investments whose value is linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Noninvestment-Grade Debt Securities - At December 31, 1995, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic

--------------------------------------------------------------------------------

downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

C) Forward Currency Exchange Contracts - At December 31, 1995, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

D) Options - Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security or currency values. Options are reflected in the International Bond Fund's accompanying Portfolio of Investments at market value.

E) Commercial Paper Joint Account - Each fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity.

F) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, for the period ended December 31, 1995, were as follows:

                                        Emerging
                   International      Markets Bond
                     Bond Fund            Fund
                   --------------    ---------------
Purchases          $2,178,336,000      $21,356,000
Sales               1,886,653,000       13,763,000

NOTE 4 - FEDERAL INCOME TAXES
No provision for federal income taxes is required since each fund intends to qualify or continue to qualify as a regulated investment company and distribute all of its taxable income. The International Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $11,233,000 which expire in 2002. Capital loss carryforwards utilized in 1995 amounted to $20,177,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
    In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

                                          Emerging
                       International    Markets Bond
                         Bond Fund          Fund
                       -------------   ---------------
Undistributed Net
  Investment Income      $      --         $ 5,000
Undistributed Net
  Realized Gain            442,000           2,000
Paid-in-Capital           (442,000)         (7,000)

    At December 31, 1995, the aggregate cost of investments for the International Bond and Emerging Markets Bond funds for federal income tax and financial reporting purposes was $1,018,187,000 and $9,398,000, respectively. Net unrealized gain (loss) on investments was as follows:

                                         Emerging
                     International     Markets Bond
                       Bond Fund           Fund
                     -------------    ---------------
Appreciated
  Investments         $49,293,000        $ 528,000
Depreciated
  Investments          (6,488,000)         (18,000)
                     -------------    ---------------
Net Unrealized
  Gain (Loss)         $42,805,000        $ 510,000
                     =============    ================

NOTE 5 - RELATED PARTY TRANSACTIONS
Each fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is

--------------------------------------------------------------------------------

owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
    The investment management agreement between each fund and the Manager provides for an annual investment management fee, of which $584,000 was payable at December 31, 1995 by the International Bond Fund. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.35% of average daily net assets for the International Bond Fund and 0.45% of average daily net assets for the Emerging Markets Bond Fund, and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the period then ended, the effective annual Group Fee rate was 0.34%. Each fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
    Under the terms of the investment management agreement, the Manager is required to bear any expenses through December 31, 1996, which would cause the Emerging Markets Bond Fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter through December 31, 1998, the Emerging Markets Bond Fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $47,000 of management fees were not accrued by the Emerging Markets Bond Fund for the period ended December 31, 1995, and $135,000 of other expenses were borne by the Manager.
    In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc.
(TRPS), is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. Additionally, the International Bond Fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, Price Associates and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The International Bond and Emerging Markets Bond funds incurred expenses pursuant to these related party agreements totaling approximately $1,150,000 and $124,000, respectively, for the period ended December 31, 1995, of which $123,000 and $11,000, respectively, were payable at period-end.
    During the period ended December 31, 1995, the Emerging Markets Bond Fund, in the ordinary course of business, placed security purchase orders aggregating $73,000 with certain affiliates of the Manager in connection with the execution of various portfolio transactions.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price International Bond Fund

                                                       For a share outstanding throughout each period
                                                   ------------------------------------------------------
                                                                  Year Ended December 31,
                                                   ------------------------------------------------------
                                                      1995        1994       1993       1992       1991
                                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $ 9.34     $10.34     $ 9.61     $10.35     $ 9.53
                                                       ------     ------     ------     ------     ------
Investment activities
  Net investment income..........................        0.62       0.60       0.69       0.87       0.77
  Net realized and unrealized gain (loss)........        1.24      (0.79)      1.18      (0.63)      0.82
                                                       ------     ------     ------     ------     ------
  Total from investment activities...............        1.86      (0.19)      1.87       0.24       1.59
                                                       ------     ------     ------     ------     ------
Distributions
  Net investment income..........................       (0.62)     (0.60)     (0.69)     (0.83)     (0.77)
  Net realized gain..............................       (0.12)     (0.21)     (0.45)     (0.15)        --
                                                       ------     ------     ------     ------     ------
  Total distributions............................       (0.74)     (0.81)     (1.14)     (0.98)     (0.77)
                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD...................      $10.46     $ 9.34     $10.34     $ 9.61     $10.35
                                                       ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return.....................................      20.30%    (1.84)%     20.00%      2.39%     17.75%
Ratio of expenses to average net assets..........       0.90%      0.98%      0.99%      1.08%      1.24%
Ratio of net investment income to
  average net assets.............................       6.10%      6.07%      6.58%      8.66%      8.11%
Portfolio turnover rate..........................      237.1%     345.2%     395.7%     357.7%     295.6%
Net assets, end of period (in thousands).........  $1,015,666   $738,103   $745,244   $513,927   $413,985
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Emerging Markets Bond Fund

                                                                                       For a share
                                                                                       outstanding
                                                                                  throughout the period
                                                                                   December 30, 1994++
                                                                                  to December 31, 1995
                                                                                  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................           $10.00
                                                                                     ------------
Investment activities
  Net investment income.........................................................             1.03*
  Net realized and unrealized gain (loss).......................................             1.38
                                                                                     ------------
  Total from investment activities..............................................             2.41
                                                                                     ------------
Distributions
  Net investment income.........................................................            (1.02)
  Net realized gain.............................................................            (0.72)
                                                                                     ------------
  Total distributions...........................................................            (1.74)
                                                                                     ------------
NET ASSET VALUE, END OF PERIOD..................................................           $10.67
                                                                                     ============
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return....................................................................           25.81%*
Ratio of expenses to average net assets.........................................            1.25%*
Ratio of net investment income to average net assets............................           10.20%*
Portfolio turnover rate.........................................................           273.5%
Net assets, end of period (in thousands)........................................           $9,989
-------------------------------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1996.
++ Commencement of operations.

--------------------------------------------------------------------------------
  Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Funds, Inc.
and Shareholders of International Bond Fund and Emerging Markets Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Bond Fund and Emerging Markets Bond Fund (two of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996